September 18, 1996


Via Facsimile and Regular Mail

The Balcor Company
Mr. Phillip Schecter
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Phillip:

     This letter memorializes my conversation with Mort Poznak and Pam Lazarus whereby you, on behalf of Seller, have agreed to extend the "Approval Date" as defined in the Agreement and the "Disapproval Date" as defined in the Escrow Agreement dated August 26, 1996 ("Escrow Agreement") to September 20, 1996. Accordingly, the terms "Approval Date" as used in the Agreement and "Disapproval Date" as used in the Escrow Agreement are hereby amended to mean "September 20, 1996, 5:00 Central Time."

     This letter shall amend the Agreement and Escrow Agreement, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement and Escrow Agreement.

     Please execute below where appropriate and return a copy to my attention via facsimile.

Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR &
                              STAGEMAN, LLC

                              /s/  Gilbert G. Weiskopf

                              Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Mark Polite
     Mort Poznak, Esq.

     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.




DATE: 9/18/96                 /s/ James E. Mendelson

                              James E. Mendelson
                              Authorized Representative for General
                              Partner of Templeton Investors

September 20, 1996


Via Facsimile and Regular Mail

The Balcor Company
Mr. Phillip Schecter
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Phillip:

     This letter memorializes my conversation with Mort Poznak and Pam Lazarus whereby you, on behalf of Seller, have agreed to extend the "Approval Date" as defined in the Agreement and the "Disapproval Date" as defined in the Escrow Agreement dated August 26, 1996 ("Escrow Agreement") to September 30, 1996. Accordingly, the terms "Approval Date" as used in the Agreement and "Disapproval Date" as used in the Escrow Agreement are hereby amended to mean "September 30, 1996, 5:00 Central Time."

     This letter shall amend the Agreement and Escrow Agreement, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement and Escrow Agreement.

     Please execute below where appropriate and return a copy to my attention via facsimile.

Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR &
                              STAGEMAN, LLC


                              /s/  Gilbert G. Weiskopf

                              Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Mark Polite
     Mort Poznak, Esq.

     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.




DATE: 9/20/96                 /s/ Jerry M. Ogle

                              Jerry M. Ogle
                              Vice President and Secretary

September 30, 1996


Via Facsimile and Regular Mail

The Balcor Company
Mr. Phillip Schecter
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser")

Dear Phillip:

     This letter memorializes my conversation with Mort Poznak and Pam Lazarus whereby you, on behalf of Seller, have agreed to extend the "Approval Date" as defined in the Agreement and the "Disapproval Date" as defined in the Escrow Agreement dated August 26, 1996 ("Escrow Agreement") to October 9, 1996. Accordingly, the terms "Approval Date" as used in the Agreement and "Disapproval Date" as used in the Escrow Agreement are hereby amended to mean "October 9, 1996, 5:00 Central Time."

     This letter shall amend the Agreement and Escrow Agreement, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement and Escrow Agreement.

     Please execute below where appropriate and return a copy to my attention via facsimile.

Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR &
                              STAGEMAN, LLC


                              /s/  Gilbert G. Weiskopf

                              Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Mark Polite
     Mort Poznak, Esq.

     The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.




DATE: 9/30/96                 /s/ James E. Mendelson

                              James E. Mendelson
                              Authorized Agent

October 9, 1996

Via Facsimile and Regular Mail

The Balcor Company
Mr. Phillip Schechter
2355 Waukegan Road
Suite A200
Bannockburn, IL  60015

     Re: Agreement of Sale dated August 26, 1996 ("Agreement") by and between Templeton Investors, an Illinois limited partnership ("Seller") and Griffis/Blessing, Inc. a Colorado corporation or qualified assigns ("Purchaser").

Dear Phillip:

     This letter memorializes my conversation this morning with Ian C. Griffis whereby you, on behalf of Seller, have agreed to extend the "Approval Date" as defined in the Agreement and the "Disapproval Date" as defined in the Escrow Agreement dated August 26, 1996 ("Escrow Agreement") for 7 business days to October 18, 1996. In addition, we understand the Seller and Buyer have agreed to a reduction in the "Purchase Price" as that term is used in the Agreement and Escrow Agrement from $24,500,000.00 to $23,300,000.00.

Accordingly, the terms "Aproval Date" as used in the Agreement and "Disapproval Date" as used in the Escrow Agremeent are hereby amended to mean "October 18, 1996, 5:00 Center Time". The term "Purhcase Price" as used in the Agreement and Escrow Agreement is hereby amended to mean "$23,300,000.00".

This letter shall amend the Agreement and Escrow Agreement, and except as otherwise set forth herein, the parties ratify and reaffirm the terms and provisions of the Agreement and Escrow Agreement. Finally, absent your objections, we suggest Mort prepare formal amendment to the Agreement and Escrow Agreement reflecting the above reduction in the Purchase Price.

Please execute below where appropriate and return a copy to my attention via facsimile.

Should you have any questions, please do not hesitate to call me.

                              Sincerely yours,

                              BRADEN, FRINDT, STINAR &
                              STAGEMAN, LLC

                              /s/ Gilbert G. Weiskopf

                              Gilbert G. Weiskopf

GGW:slk
Enclosures
cc:  Ian Griffis
     Mark Polite
     Mort Poznak, Esq.

The undersigned, on behalf of Seller, hereby consents to and acknowledges the terms and content of this letter.



DATE: 10/9/96                      /s/ James E. Mendelson
                                   James E. Mendelson
                                   Authorized Representative